UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 27, 2018

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 27, 2018, Stone Energy Corporation (“Stone” or the “Company”) entered into an Asset Purchase Agreement with Shell Offshore Inc., ExxonMobil Corporation, and Anadarko US Offshore LLC to acquire a 100% working interest in the Ram Powell Unit, including six lease blocks in the Viosca Knoll Area, the Ram Powell tension leg platform (“TLP”), and related assets. Production for the Ram Powell field averaged approximately 6,100 barrels of oil equivalent per day during 2017. The Ram Powell TLP is located in 3,200 feet of water in Viosca Knoll Area, Block 956, and is capable of producing 60,000 barrels of oil per day and 200 million cubic feet of gas per day. The acquisition is subject to customary closing conditions, and is expected to close in early May 2018, with an effective date of October 1, 2017. Total consideration under the agreement includes a purchase price of $34 million in cash, subject to customary closing adjustments, and the posting of financial assurance instruments totaling approximately $200 million. Additionally, under the terms of the previously announced Transaction Agreement between Stone and Talos Energy LLC (“Talos”), this acquisition is subject to Talos’s written consent, which Talos has provided.

A copy of the Asset Purchase Agreement dated April 27, 2018 is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement.

Item 7.01. Regulation FD Disclosure.

On April 27, 2018, Stone issued a press release announcing the execution of the Asset Purchase Agreement providing for the acquisition of a 100% working interest in the Ram Powell Unit. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K are forward-looking and are based upon Stone’s current belief as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities or results that Stone plans, expects, believes, projects, estimates, or anticipates will, should, or may occur in the future, including future production of oil and gas, future capital expenditures and drilling and completion of wells, and future financial or operating results are forward-looking statements. All forward-looking numbers are approximate. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing, extent, and volatility of changes in commodity prices for oil and gas; operating risks; liquidity risks, including risks relating to our bank credit facility and the Company’s ability to access the capital markets; political and regulatory developments and legislation, including developments and legislation relating to our operations in the Gulf of Mexico basin; risks related to our previously announced combination with Talos; and other risk factors and known trends and uncertainties as described in Stone’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”). For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Stone’s actual results and plans could differ materially from those expressed in the forward-looking statements. Stone assumes no obligation and expressly disclaims any duty to update the information contained herein, except as required by law.

Important Additional Information

In connection with Stone’s previously announced combination (the “Transaction”) with Talos, Sailfish Energy Holdings Corporation, a subsidiary of Stone that will be renamed Talos Energy Inc. as of the closing of the Transaction (“Newco”), has filed with the SEC a registration statement on Form S-4, including Amendments No. 1, 2, 3 and 4 thereto. The registration statement was declared effective by the SEC on April 9, 2018. Newco has also filed with the SEC a definitive consent solicitation statement/prospectus and Stone has mailed the definitive consent solicitation statement/prospectus to its stockholders and has filed other documents regarding the Transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Stone and/or Newco may file with the SEC in connection with the Transaction. INVESTORS AND STOCKHOLDERS OF STONE ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT AND THE CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the consent solicitation statement/prospectus, as well as other filings containing information about Talos, Stone and/or Newco, without charge, at the SEC’s website (http://www.sec.gov). Copies of the consent solicitation statement/prospectus and the filings with the SEC that are incorporated by reference in the consent solicitation statement/prospectus may also be obtained, without charge, from Stone by directing a request to Stone Energy Corporation, 625 E. Kaliste Saloom Road, Lafayette, Louisiana, 70508, Attention: Investor Relations, Telephone: (337) 237-0410, or from Talos by directing a request to Investor Relations, Telephone: (713) 328-3000.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

Talos, Stone, Newco and certain of their respective directors, executive officers and members of management and employees may be deemed to be participants in the solicitation of written consents in respect of the Transaction. Information regarding Stone’s directors and executive officers is set forth in Stone’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Information regarding Talos’s directors and executive officers and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, is set forth in the consent solicitation statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents may be obtained from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit Number	Description

2.1*	Asset Purchase Agreement among Shell Offshore Inc., Exxon Mobil Corporation, Anadarko US Offshore LLC, as Sellers, and Stone Energy Offshore, L.L.C., as Purchaser, relating to the Ram Powell Unit, being Viosca Knoll Block 911, Viosca Knoll Block 912, Viosca Knoll Block 913, Viosca Knoll Block 955, Viosca Knoll Block 956, and Viosca Knoll Block 957, and related assets (Gulf of Mexico)

99.1	Press release dated April 27, 2018, “Stone Energy Corporation Announces Agreement to Purchase Ram Powell Field”

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: April 27, 2018	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert Senior Vice President, General Counsel and Secretary